UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

Enveric Biosciences, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (239) 302-1707

AMERI Holdings, Inc.

5000 Research Court, Suite 750

Suwanee, Georgia 30024

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Delisting of Ameri Warrants

On December 30, 2020, Enveric Biosciences, Inc. (the “Company”) received a written notice (the “Notice”) from Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s listed warrants (the “AMRHW Warrants”) would be suspended from listing on the Nasdaq Capital Market. A Form 25-NSE was filed with the Securities and Exchange Commission on December 30, 2020, which removed the AMRHW Warrants from listing and registration on the Nasdaq Capital Market. Following the delisting, the Company anticipates that the AMRHW Warrants will be quoted on the over-the-counter markets operated by OTC Markets Group.

The terms of the AMRHW Warrants are not affected by the delisting, and the AMRHW Warrants may still be exercised in accordance with their terms to purchase common stock of the Company, par value $0.01 per share (the “Common Stock”).

The listing of the Common Stock, which is traded on the Nasdaq Capital Market under the symbol ENVB, is not affected by the delisting of the AMRHW Warrants.

Item 4.01.	Change in Registrant’s Certifying Accountant.

On January 5, 2021, the Audit Committee of the Board of Directors of the Company approved the dismissal of Ram Associates, CPA (“Ram”) as the Company’s independent registered public accounting firm, effective December 31, 2020, and engaged Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

As previously reported, on December 30, 2020, pursuant to a Tender Offer Support Agreement and Termination of Amalgamation Agreement dated August 12, 2020, as amended by that certain Amendment No. 1 to the Tender Offer Support Agreement and Termination of Amalgamation Agreement dated December 18, 2020 (as amended, the “Tender Agreement”), by and among the Company (previously known as AMERI Holdings, Inc. (“Ameri”)), Jay Pharma Inc., a Canada corporation and a wholly owned subsidiary of the Company (“Jay Pharma”), and certain other signatories thereto, the Company completed a tender offer (the “Offer”) to purchase all of the outstanding common shares of Jay Pharma, and Jay Pharma became a wholly-owned subsidiary of the Company, on the terms and conditions set forth in the Tender Agreement. Prior to the completion of the Offer, Marcum served as the independent registered public accounting firm of Jay Pharma, and the Company believes the change in auditors will be more efficient for reporting purposes.

The reports of Ram on the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that such reports included an explanatory paragraph regarding substantial doubt as to the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2019 and 2018 and the interim period ended September 30, 2020, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Ram on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ram would have caused them to make reference thereto in their reports on the financial statements for such years and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Ram a copy of the above disclosures and has requested that Ram furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Ram responded with a letter dated January 6, 2021, a copy of which is attached hereto as Exhibit 16.1, stating that Ram agrees with the statements set forth above.

During the fiscal years ended December 31, 2019 and 2018, and through December 31, 2020, the Company has not consulted with Marcum regarding (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01.	Regulation FD.

On January 5, 2021, the Company issued a press release announcing the appointment of Dr. Marcus Schabacker to the board of directors. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated January 6, 2021 from Ram Associates, CPA to the Securities and Exchange Commission.

99.1	Press Release, issued January 5, 2021 (furnished pursuant to Item 7.01)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVERIC BIOSCIENCES, INC.

Date:	January 6, 2021	By:	/s/ David Johnson
David Johnson
Chief Executive Officer and Chairman of the Board of Directors